SUB-ITEM 77Q1(a)(5)

                 MFS SERIES TRUST X

The Trust's Master Amended and Restated By-Laws, dated January 1, 2002, as revised September 18, 2002 were contained in MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 46 filed with the Securities and Exchange Commission via EDGAR on October 16, 2002 under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.